                          Free Enterprise Action Fund

                            THE COVENTRY FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 1-800-766-3960

                                   PROSPECTUS

                                  May 1, 2006

 The Fund seeks long-term capital appreciation through investments and advocacy that promote the American system of free enterprise.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective........................................    1
Principal Investment Strategies.............................    1
  Temporary Defensive Positions.............................    1
  Investment Evaluation Process: The Free Enterprise
     Guidelines.............................................    2
  Shareholder Advocacy......................................    3
Who Should Invest in the Fund?..............................    4
Specific Risk Considerations................................    5
General Risk Considerations.................................    5
  Market Risks Associated with Equity Securities............    5
  Active Trading Risk; Portfolio Turnover...................    5
  Borrowing.................................................    6
  Options and Futures.......................................    6
  Interest Rate Risk........................................    7
  Credit Risk...............................................    7
  Other Investments.........................................    7
  Fund Performance..........................................    8
  Table Of Fees And Expenses................................    8
Management Of The Fund......................................    9
  The Trust.................................................    9
  The Adviser...............................................    9
  The Subadviser............................................   10
  Investment Advisory Fees; Other Advisory Expenses.........   11
  Expense Waivers and Reimbursements........................   11
Pricing Fund Shares.........................................   11
Buying Fund Shares..........................................   12
Redeeming Fund Shares.......................................   14
Dividends And Distributions.................................   15
Tax Considerations..........................................   15
Services To Help You Manage Your Account....................   17
Financial Highlights........................................   18
Statement of Additional Information and Shareholder
  Reports...................................................   20

                        THE FREE ENTERPRISE ACTION FUND

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term capital appreciation, which it attempts to achieve through investments and advocacy that promote the American system of free enterprise. The investment objective is non-fundamental and may be changed without shareholder approval.

                        PRINCIPAL INVESTMENT STRATEGIES

     The Fund attempts to achieve its investment objective by investing, under normal market conditions, at least 65% of its assets in the common stocks of companies generally found among the Fortune 500 and in the S&P 500. The Fund will seek to enhance the return of this portfolio with certain additional strategies, as identified below.

     Because the companies that tend to be included in the Fund are market leaders and, oftentimes, trend-setters for other businesses, they are, in the opinion of the Action Fund Management, LLC ("AFM" or the "Adviser"), the companies typically targeted by social activists. Accordingly, as a shareholder in the companies typically targeted by social activists, the Fund will be in a position to advocate for change as may be deemed appropriate by the Adviser. Specifically, the Fund may take an activist position with respect to one or more corporate managements if the Adviser believes advocacy may:

     - Promote the American system of free enterprise;

     - Ensure that corporate management makes sound business decisions based on long-term investor interests; and

     - Protect businesses and their investors from what the Adviser believes is harmful social activism.

     In general, the Fund intends to conduct its investment activities in a manner designed to carry out the principles and standards it considers consistent with promoting the American system of free enterprise. For more detail, see the sections entitled "Investment Evaluation Process: The Free Enterprise Guidelines" and "Shareholder Advocacy."

     The Fund may use certain options strategies, both as a bona fide hedging strategy and for the benefit of enhancing portfolio returns. Generally, when engaging in this strategy the Fund will simultaneously purchase and sell options contracts on the same underlying security or index so as to hedge against losses. The Fund may employ other options-related strategies for hedging purposes, which are explained in greater detail in the Statement of Additional Information ("SAI").

                         TEMPORARY DEFENSIVE POSITIONS

     For temporary defensive purposes, the Fund may make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If that occurs, the Fund may not achieve its investment objective. Under these circumstances, the Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities, or any portion of its assets may be uninvested and held as cash. The Fund may also engage in transactions that are not part of its principal investment strategies, such as foreign investing, trading in derivatives, including options, and lending portfolio securities. These strategies are discussed in the SAI.

         INVESTMENT EVALUATION PROCESS: THE FREE ENTERPRISE GUIDELINES

     The Free Enterprise Guidelines are intended to promote the American system of free enterprise. The Adviser will manage the investments of the Fund pursuant to three basic principles. The Adviser will:

        1. Identify the universe of financially eligible investments;

        2. Invest in companies the Adviser believes are potentially at risk from social activism; and

        3. Conduct advocacy activities when the Adviser believes those activities will be in the best interests of the companies in which the Fund is a shareholder.

     More specifically, from the universe of financially eligible investments, the Fund seeks to identify companies that, in the Adviser's view, have suffered or have the potential to suffer business harm as a result of social activism. Once the Fund becomes a shareholder of such a company, it may undertake measures that, in the Adviser's view, have the potential to protect the company from social activists who may harm the company. These goals are accomplished by evaluating companies according to the criteria identified below, also referred to as Free Enterprise Guidelines. A "yes" answer signals to the Adviser that the company is a potential investment for the Fund as well as a potential focus of the Adviser's advocacy efforts.

     - Is the business' freedom to conduct its affairs within the scope of federal and state law and regulations at risk of being inhibited by social activists?

     - Is the business at risk of being extorted, threatened, blackmailed or otherwise inappropriately interfered with by social activists?

     - Is the business at risk of appeasing or otherwise supporting harmful social activists?

     - Are the business' actions questionable from an economic perspective?

     - Are the business' actions questionable from a scientific perspective?

     - Is the business' freedom to innovate at risk of being infringed?

     - Is the business being diverted from its primary purpose of increasing its profits toward engaging in inappropriate social activity that might be considered outside of the scope of the business?

     - Is the business taking or considering taking actions that might dilute the long-term interests of profit-oriented investors?

     - Is the business making or considering decisions that tend to ignore individual liberties relevant to the business' products?

     - Is the business taking or considering private action on social issues that circumvents public debate and the American political process?

     - Is the business willing to aggressively challenge unfounded government action that threatens its interests?

     The Guidelines serve as criteria that the Adviser may choose to use in connection with the investment selection process. The Fund may make investments that do not meet some or all of the criteria identified above. Likewise, the exclusion of a company otherwise within the Fund's investment guidelines may cause the Adviser to pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or sell certain securities when it is otherwise disadvantageous to do so. The evaluation of any or all of these criteria is subjective in nature.

     Following the identification of a business at risk of being harmed by social activists, the Adviser may, on behalf of the Fund, undertake any or all of the following activities:

     - Communicate with corporate management to inform it of the Fund's position;

     - Communicate with other institutional shareholders and significant individual investors of the company to educate them on what corporate management is doing and the Fund's position;

     - Communicate with other affected or interested businesses;

     - Conduct an educational outreach to individual investors and the general public;

     - Conduct a media outreach campaign;

     - Conduct an advertising campaign;

     - Take legal action;

     - Call a shareholder meeting;

     - Nominate directors to the company's board;

     - Offer shareholder proposals; and

     - Take any other action deemed appropriate by the Advisor for the purpose of advancing the Fund's objective.

     The costs of and risks associated with shareholder activism by the Fund will be borne by the Adviser.

                              SHAREHOLDER ADVOCACY

     The Fund intends to maintain a dialogue with representatives of the companies in which it is a shareholder. The goal of Fund communications would be to further the objectives stated in the Free Enterprise Guidelines.

     At times, dialogue initiatives do not yield the intended result. On such occasions, it may be appropriate for the Fund to put forth a proposal for consideration by the entire shareholder body.

     The Fund may also be presented with an opportunity each year to vote on various issues proposed by other shareholders. These matters may or may not be related to the Fund's investment strategy. AFM intends to vote all proxies consistent, in the opinion of AFM, with the principles and standards adopted by the Fund. AFM intends to provide updates about its advocacy efforts on its website.

                         WHO SHOULD INVEST IN THE FUND?

     The Fund may be appropriate for investors who seek to promote the American system of free enterprise while pursuing their long-term financial goals. The Fund's guiding principle is:

      "THE SOCIAL RESPONSIBILITY OF BUSINESS IS TO INCREASE ITS PROFITS."

                                Milton Friedman
                The New York Times Magazine (September 13, 1970)
               (1976 recipient of the Nobel Prize for Economics)

     Businesses should be free to operate according to that principal and otherwise in the best interests of their investors. Increasingly, however, some social activists are threatening and reducing the ability of businesses to so operate.

     Under the guise of activist-defined "corporate social responsibility" and other similarly-rooted social behavior concepts, social activists often attempt to persuade, pressure and compel corporate managements to take actions that may not be based on sound business practices, sound economics or sound science. Many corporate managements resist such ill-advised actions, but many do not.

     Social activist-inspired decisions by corporate management may not be in the best interests of a business and its investors. More generally, such actions may also adversely affect the entire American system of free enterprise by setting precedents that may tend to induce other corporate managements to take similarly unfounded and undesirable actions.

     The advocacy efforts of the social activists and corresponding corporate management decisions may go unnoticed and unchallenged by investors. The long-term adverse impacts of social activist-inspired corporate actions may be underestimated or downplayed by corporate management.

     The Fund will be a shareholder of some companies that, in the opinion of the Adviser, are at risk of being adversely impacted by social activists. As a shareholder, the Fund will work to help corporate managements make decisions based on sound business practices, sound economics and sound science. The Fund will work to ensure that businesses stay focused on meeting their true social responsibility, as articulated by Dr. Milton Friedman, thereby promoting the American system of free enterprise.

     The Adviser exercises the rights of the Fund as a shareholder to attempt to achieve the following goals:

     - Promote the American system of free enterprise;

     - Ensure that corporate management makes decisions based on sound business practices, sound economics and sound science; and

     - Protect businesses and their investors from social activists that are harmful in the Adviser's opinion.

     Investment companies and investors can play a critical role in promoting sound decision-making by corporate managements and, thereby, the American system of free enterprise. The Fund gives you the opportunity to help promote these ideals while pursuing your long-term financial goals.

                          SPECIFIC RISK CONSIDERATIONS

     Adherence to the Free Enterprise Guidelines may cause the Fund not to perform as well as other Funds that choose their investments based strictly on financial considerations. Some companies that are performing well financially but that no longer fit within the Free Enterprise Guidelines may be sold so as to provide an opportunity for the Fund to invest in other companies. This may have a negative impact on Fund performance.

     The Adviser was formed for the purpose of managing the Fund, and accordingly has no prior experience directing the investment activities of a mutual fund. For this reason it has retained the services of an investment subadviser to assist with that process. The Adviser's principals, however, have significant experience with respect to advocating the philosophical positions that serve as the basis for stock selection. Accordingly, initial analysis relating to the universe of companies eligible for investment by the Fund may be wholly or partially allocated to the investment sub-adviser to the Fund. (See the section entitled "Management of the Fund," which appears below.)

                          GENERAL RISK CONSIDERATIONS

     As with any investment, an investment in the Free Enterprise Action Fund involves certain risks, including the loss of some or all of your investment. Those risks are described in greater detail below and in the SAI. The Fund may not be appropriate for all investors, and you should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

MARKET RISKS ASSOCIATED WITH EQUITY SECURITIES

     Although stocks historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. In addition to the risk of general stock market decline described above, the Fund is subject to risk by focusing on large companies versus the market as a whole. Funds focused on a particular company size may produce returns that trail those of other asset types, and strength of return tends to be cyclical. Regardless of sector strength, individual stocks may lose value for any number of reasons, even when the market as a whole has increased.

     To the extent the Fund concentrates its investments in growth stocks, it will be subject to risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

     The Fund may also focus its investments in value stocks. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. The market could favor growth stocks and, to the extent that the Fund invests in value stocks, the Fund may produce more modest gains than stock funds with more aggressive investment profiles.

ACTIVE TRADING RISK; PORTFOLIO TURNOVER

     Although the Adviser seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the Adviser believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund and may increase the potential for more taxable dividends and distributions paid to shareholders.

BORROWING

     The Fund may borrow money as a temporary measure for emergency and other purposes to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and program. Such borrowings may be collateralized with Fund assets. To the extent that the Fund purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line if credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

OPTIONS AND FUTURES

     The Fund may employ various types of options and futures arrangements. The Fund may engage in writing covered call options and put options. A call option gives the purchaser the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.

     As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss. When the Fund writes a secured put option, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put at a price significantly higher than the current market price of the stock. The use of these techniques will tend to increase the volatility of the Fund, and may result in financial losses.

     The Fund may participate in stock index futures contracts. While such contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, during certain market conditions stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends on the ability of the portfolio manager correctly to predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct. See the SAI for additional detail on options and futures investing.

     The receipt of premiums by the Fund may cause the Fund to realize capital gains that will generally be taxable as ordinary income to investors. Persons considering an investment in this Fund should consult their tax advisor to determine whether the potential tax ramifications make this an appropriate addition to their investment portfolio. Additional risk disclosure on the use of options strategies can be found below under "Other Investments" and in the SAI.

INTEREST RATE RISK

     Although the Fund's primary investment focus is stocks, it may invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth.

CREDIT RISK

     The Fund's investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

OTHER INVESTMENTS

     In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives, securities lending and foreign investing. Investments in derivatives, such as options, can significantly increase the Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation. The risk in lending portfolio securities, as with other extensions of secured credit, consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund may also invest in unregistered equity offerings which may or may not subsequently be offered to the public. Unregistered offerings are subject to the investment limitations associated with investments in restricted and/or illiquid securities. See the SAI for more detail.

     While the Fund has no present intention of doing so, the Fund may invest in stocks issued by foreign companies. The Fund generally will do so only if the stocks are traded in the U.S. or available through American Depositary Receipts. The stocks of foreign companies may pose risks in addition to, or to a greater degree than, the other risks described in this prospectus. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

FUND PERFORMANCE

     Because the Fund recently began operations, it does not have a full calendar year of performance information to compare against other mutual funds or against a broad measure of securities market performance, such as an index.

                           TABLE OF FEES AND EXPENSES

     The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------
Maximum Sales Charge (Load).................................   None
Maximum Deferred Sales Charge (Load)........................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Distributions.........................................   None
Redemption Fees.............................................   None
Exchange Fees...............................................   None
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from fund assets as a percentage of average net assets):
Advisory Fee................................................   1.25%
Distribution (12b-1) Fees...................................   None
Other Expenses..............................................   7.17%
Total Annual Fund Operating Expenses........................   8.42%
Fee Waiver and/or Expense Reimbursement(1)..................   6.67%
                                                               ----
Net Operating Expenses(1)...................................   1.75%

---------------

(1) The Adviser has contractually agreed to limit annual fund operating expenses to 1.75% through April 30, 2007. Previously, the Adviser limited annual operating expenses to 2.00% of the Fund's average daily net assets. "Fee Waiver and/or Expense Reimbursement" and "Net Operating Expenses" have been restated to reflect the current, lower contractual expense limitation. An expense limitation lowers the Fund's expense ratio and increases overall returns to investors. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. After April 30, 2007, the expense limitation may be terminated or revised, although the Fund and Adviser may agree to extend the term of the agreement. The Adviser may in the future recoup investment advisory fees not paid to the Adviser due to the expense cap, subject to certain conditions. See "Expense Waivers and Reimbursements" for additional information.

EXAMPLE

     This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year......................................................  $  178
3 Years.....................................................  $1,858
5 Years.....................................................  $3,424
10 Years....................................................  $6,896

                             MANAGEMENT OF THE FUND

THE TRUST

     The Fund is a series of The Coventry Funds Trust (the "Trust"), which was organized as a Massachusetts business trust in 1994 and currently consists of multiple series. Prior to the date of this prospectus, the Trust was named "Variable Insurance Funds". The Board of Trustees of the Trust (the "Board") may establish additional series in the future. Unless a policy or procedure is expressly designated as fundamental, the Board may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders may be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's Declaration of Trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

THE ADVISER

     AFM serves as the Fund's investment adviser and provides management supervision over the Fund's business affairs. See "Investment Advisory and Other Services" in the SAI.

     The Adviser is located at 12309 Briarbush Lane, Potomac, Maryland 20854. The Adviser, which is owned and controlled by Steven J. Milloy and Thomas J. Borelli, was formed in 2003 for the purpose of providing investment advisory services to the Fund.

     Subject to the general control of the Board, a team of persons associated with the Adviser makes investment decisions for the Fund. Investment decisions may include a determination to allocate all or a portion of the day-to-day management of the Fund's assets to an investment sub-adviser. Under normal circumstances the Adviser will rely on the investment sub-adviser to identify financially viable companies that will comprise the universe of investment opportunities available to the Fund, consistent with the Fund's investment objective, and then the Adviser will, together with the investment sub-adviser, make final determinations as to the companies in which the Fund should invest. The Adviser conducts research efforts relating to its advocacy activities, and is responsible for applying the Free Enterprise Guidelines to Fund investments. The Adviser conducts all advocacy efforts at its own expense and risk.

     The Fund's investment team is headed by Steven J. Milloy, M.H.S., J.D., L.L.M. Mr. Milloy is a lawyer, consultant, columnist, adjunct scholar with the Competitive Enterprise Institute and publisher of JunkScience.com. He has also served as president of Steven J. Milloy, Inc., which provides customized, internet-based daily news services for companies desiring comprehensive and timely news updates from around the world involving themselves, their industries and public policy issues relevant to their operations. Mr. Milloy holds a B.A. in Natural Sciences from the Johns Hopkins University, a Master of Health Science

(Biostatistics) from the Johns Hopkins University School of Public Health, a J.D. from the University of Baltimore and a Master of Laws (Securities Regulation) from the Georgetown University Law Center.

     Thomas J. Borelli, PhD is a corporate public affairs specialist and biochemist who worked for the operating companies of the Altria Group, Inc. for 25 years. Dr. Borelli directed an issues management group that supported the company's food, beer and tobacco units' legislative efforts on regulatory reform and economic analysis. Additional areas of focus included biotechnology, environmental issues, and privacy. He served as Science Fellow for the U.S. House of Representatives' Committee on Science, Space and Technology during the 100th Congress. Dr. Borelli has published scientific papers on interferon and human leukemia. He received his Bachelor of Science in Microbiology from Michigan State University and his Master of Science and Ph.D. in Biochemistry from New York Medical College.

THE SUBADVISER

     Thinkorswim Advisors, Inc. ("TOS" or the "Sub-adviser") serves as the investment sub-adviser to the Fund pursuant to an Investment Subadvisory Agreement entered into between the Sub-adviser and the Adviser. The Sub-adviser assists the Adviser in making day-to-day investment decisions for the Fund, subject to the general supervision of the Adviser and the Board and in accordance with the investment objectives, policies and restrictions of the Fund. The Sub-adviser conducts all of the research relating to potential options positions for the Fund, makes recommendations to the Adviser, and assists the Adviser in making investment decisions with respect to all options trading.

     TOS is the asset management arm of Thinkorswim Financial Group, a Chicago-based investment services company originally founded under the name of Sosnoff and Sheridan in 1993. TOS is located at 3304 N. Lincoln, Ave., Chicago, Illinois 60657. As of December 31, 2005, TOS managed approximately $158 million in assets, of which $45 million are indexed. TOS is one of the largest option trading firms in the United States, executing an average of 40,000 options transactions per month. TOS is a volume leader in defined-risk option trades.

     Tom Sosnoff and Kevin Siemiawski are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sosnoff is Chief Strategist and Co-Founder of TOS and has extensive options experience having been a trader on the floor of the Chicago Board Options Exchange (CBOE). For the past six years in addition to his duties as co-founder of Thinkorswim Group, Mr. Sosnoff has been responsible for the strategic decisions of all option related programs managed by TOS Advisors. He has been at TOS Advisors since inception in 2003 and its predecessor firm Sosnoff Sheridan since it founding in 1995. Mr. Sosnoff holds a BA in Political Science from University of New York at Albany, New York. Mr. Siemiawski is Head Trader for the Fund. He is primarily responsible for the equity selection and rebalancing of the equity positions within the portfolio. Mr. Siemiawski has extensive equity and option experience having been a market maker on the CBOE and serving as head trader for other benchmarked equity mutual funds. He has been with TOS Advisors/Sosnoff Sheridan since 1997.

     See the Statement of Additional Information for more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of equity securities of the Fund.

     A discussion regarding the basis of the Board's approval of the investment advisory contracts of the Fund is available in the Fund's annual report for the period ended December 31, 2005.

INVESTMENT ADVISORY FEES; OTHER ADVISORY EXPENSES

     Under its Investment Advisory Agreement with the Fund, the Adviser is entitled to earn a fee of 1.25% based on the average daily net assets of the Fund. The agreement provides for "breakpoint" reductions in the advisory fee when certain Fund asset levels are reached. For the year ended December 31, 2005, the Adviser waived the advisory fee in its entirety.

     The Adviser pays the Sub-adviser an annual fee of 0.35% of the average daily net assets of the Fund. The Adviser pays this amount to the Sub-adviser out of its own assets, and not out of the assets of the Fund.

     AFM, TOS and their affiliates may, out of their own resources and at no additional cost to the Fund or its investors, pay financial intermediaries for providing distribution and/or administrative services to the Fund or its investors.

EXPENSE WAIVERS AND REIMBURSEMENTS


     In the interest of limiting expenses of the Fund, the Adviser has entered into an Expense Limitation Agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that total annual operating expenses are limited to 1.75% through April 30, 2007. Through April 30, 2006, the maximum expense limit was 2.00% of the average daily net assets of the Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the cap will remain in place or at the same level in the future.


     The Fund may reimburse the Adviser for fees waived or limited and other expenses assumed and paid by the Adviser under the Expense Limitation Agreement for a period up to three years following any waiver granted for purposes of limiting expenses under the expense cap. Reimbursement is conditioned on the Fund having reached a sufficient asset size to permit the reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the stated limit. Reimbursements must be approved in advance by the Board on a quarterly basis, and may only be approved if the Expense Limitation Agreement remains in place.

Administrator and Distributor

     BISYS Fund Services Ohio, Inc. is the administrator for the Fund, and BISYS Fund Services, L.P. acts as the Fund's principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

Portfolio Holdings

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the Fund's Statement of Additional Information.

                              PRICING FUND SHARES

     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated:
New Year's Day, Martin

Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

     The securities held by the Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the last bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

     If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

     Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

     For further information about valuation of investments, see the Statement of Additional Information.

                               BUYING FUND SHARES

     Share Transactions. You may purchase and redeem Fund shares by contacting any broker authorized by the distributor to sell shares of the Fund or by contacting BISYS Fund Services, the Fund's transfer and dividend disbursing agent, at P.O. Box 182490, Columbus, Ohio 43218-2490, or by telephoning us toll-free at 1-800-766-3960. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. If you have an IRA, your account will be charged a maintenance fee of $20 per year.

     Minimum Investments. The following table provides you with information on the various investment minimums and expenses that apply to share purchases. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Adviser or services providers of the Fund, as well as for the Adviser's affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts.

Minimum Initial Investment..................................   $2,500
Minimum Subsequent Investment...............................   $  250*

---------------

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

     By Mail. You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Free Enterprise Action Fund," c/o BISYS Fund Services. BISYS Fund Services is the Company's transfer and dividend disbursing agent. See "Proper Form." Third-party checks, money orders, travelers checks, credit card convenience checks or checks drawn in a foreign currency are not accepted for the purchase of Fund shares. Additionally, bank starter checks for the initial purchase into the Fund are not accepted.

     By Wire. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. No fee will be charged for shares purchased by wire. Your bank may charge you a fee for sending a wire transfer. Before wiring funds, please call us toll-free at 1-800-766-3960 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490. See "Proper Form."

     Public Offering Price. When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form and accepted for investment by the Fund, as defined below under the section entitled "Proper Form." The public offering price is equal to the Fund's NAV.

     Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, the Fund must obtain the following information about each person who opens an account:

     - Name;

     - Date of birth (for individuals);

     - Physical residential address (though post office boxes are still permitted for mailing); and

     - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND FROM OPENING ACCOUNTS UNLESS IT RECEIVES THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

     After an account is opened, the Fund may restrict your ability to purchase additional shares or may impose other restrictions until your identity is verified. The Fund also may close your account or take other appropriate action if it cannot verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If your account is closed at the request of governmental or law enforcement authority, the Fund may be required to withhold the redemption proceeds.

     MARKET TIMING/SHORT-TERM TRADING. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that in engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

     Excessive purchases and sale or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gain without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

     THE BOARD HAS ADOPTED POLICIES AND PROCEDURES INTENDED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, DO NOT INVEST IN SHARES OF THE FUND, AND NOTE THAT THE FUND WILL NOT ACCOMMODATE MARKET TIMING. The Fund reserves the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, trading by a financial advisor with discretionary trading authority over multiple accounts).

     While the Fund discourages market timing and excessive short-term trading and applies its policies and procedures on a uniform basis, the Fund cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of other financial intermediaries, which cannot necessarily be assured.

     GENERAL. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Board, the withdrawal is in the best interest of the Fund and its shareholders. An order to purchase shares is not binding on, and may be rejected by, the Distributor until it has been confirmed in writing by the Distributor and payment has been received.

                             REDEEMING FUND SHARES

     You may redeem shares of the Funds by submitting your order either through your authorized broker or by submitting it directly to the Fund. Redemption requests to the Fund should be directed in writing to BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490, or by telephoning us toll-free at 1-800-766-3960. See "Proper Form."

     REDEMPTION PRICE. Your redemption request will be processed based on the NAV of the Fund's shares as determined after receipt of your order in proper form.

     SMALL ACCOUNT REDEMPTIONS. Due to the relatively high cost of maintaining accounts with smaller balances, the Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below the Fund's $1,000 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). The Fund will give you 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

     AUTOMATIC WITHDRAWAL PLAN. If you have a minimum of $5,000 in your Fund account, you may arrange to receive monthly redemptions from the Fund. The minimum amount required for each redemption is $100. Call us toll-free at 1-800-766-3960 to set up an Automatic Withdrawal Plan.

     REDEMPTION PROCEEDS. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by the Fund's transfer agent of your redemption order in proper form. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) business days to allow your check to clear. Additionally, the Fund may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, trading in the markets that a Fund normally utilizes is restricted, or redemption is otherwise permitted to be suspended by the SEC.

     REDEMPTIONS IN KIND. The Fund reserves the right to redeem its shares in kind. In other words, upon tendering shares of a Fund, the Fund has the right to pay you the value of your redemption in assets other than cash. You may incur brokerage and other costs in converting those assets to cash. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund currently intends to declare and pay applicable dividends from net investment income and to make distributions of applicable realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions in additional Fund shares at current net asset value. The Fund declares and pays income dividends from its net investment income, usually in December. Capital gains distributions, if any, are also made in December.

     Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

     The Fund will automatically reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying the transfer agent by mail at BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490. Please allow at least seven days prior to the record date for us to process the new option.

                               TAX CONSIDERATIONS

     THE FUND. The Fund intends to qualify for special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To establish and continue its qualification, the Fund intends to diversify its assets as the Code requires. The Fund also intends to distribute substantially all of its net investment income and capital gains to its shareholders to avoid federal income tax on the income and gains so distributed.

     SHAREHOLDERS. For federal income tax purposes, any dividend that you receive from the Fund, as well as any net short-term capital gain distribution, is generally taxable to you as ordinary income whether you have elected to receive it in cash or in additional shares.

     Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and certain qualifying dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2008. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by each Fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

     If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

     Generally, distributions are taxable to you for the year in which they are paid. In addition, certain distributions that are declared in October, November or December, but which, for operational purposes, are paid the following January, are taxable as though they were paid by December 31st of the year in which they are declared.

     Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you receive for them, and how long you hold them. If you sell Fund shares at a gain and you hold them for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains rate. Various limitations may apply that could restrict the ability to deduct capital losses on any disposition of shares.

     TAX INFORMATION. The Funds will advise you promptly, after the close of each calendar year, of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

     The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION.

                    SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

     AUTOMATIC INVESTMENT PLAN. Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can automatically transfer money from your checking account to the Fund each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Fund's shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying the transfer agent by mail.

     TELEPHONE TRANSACTIONS. You may redeem shares of the Fund, or exchange shares of one Fund for that of another mutual fund (to the extent available), by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call us toll-free at 1-800-766-3960. We may be liable for losses resulting from unauthorized telephone transactions only if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

     STATEMENTS AND REPORTS. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM. You will also receive annual and semi-annual financial reports for the Fund. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call us toll-free at 1-800-766-3960 if you would like an additional free copy of the Fund's financial reports.

PROPER FORM

     Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

     WRITTEN INSTRUCTIONS. Registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

     - your name,

     - the Fund's name,

     - a description of the request,

     - for exchanges, the name of the Fund into which you are exchanging,

     - your account number, the dollar amount or number of shares, and

     - your daytime or evening telephone number.

     SIGNATURE GUARANTEES. For our mutual protection, we require a "Medallion" signature guarantee in the following situations:

     - if you wish to redeem over $50,000 worth of shares,

     - if you want redemption proceeds to be paid to someone other than the registered owners,

     - if you want redemption proceeds to be sent to an address other than the address of record, a preauthorized bank account, or a preauthorized brokerage firm account,

     - if we receive instructions from an agent, not the registered owners, or if we believe a signature guarantee would protect us against potential claims based on the instructions received.

     A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

     SHARE CERTIFICATES. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. The Company reserves the right to issue share certificates on behalf of each of the Funds at any time.

     RETIREMENT PLAN ACCOUNTS. You may not change distribution options for retirement plan accounts by telephone. While you may sell or exchange shares from some types of accounts by phone, certain restrictions may be imposed on retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call us toll-free at 1-800-766-3960.

     MISCELLANEOUS. No person has been authorized to give any information or to make any representation not contained in this prospectus in connection with the offering made by this prospectus. If you receive information other than the information contained in this prospectus, you must not rely on it in connection with your decisions to invest in the Fund. This prospectus does not constitute an offer by the Fund or its distributor in any jurisdiction in which the offering is not permitted.

                              FINANCIAL HIGHLIGHTS

     The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2005. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in a Fund would have earned (or lost) during the period. This information has been audited by Ernst & Young LLP. This information, along with the Fund's financial statement, is included in the Fund's annual report, which may be obtained free of charge upon request.

                                                                  PERIOD ENDED
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                DECEMBER 31, 2005(C)
----------------------------------------------                --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.00
INVESTMENT ACTIVITIES:
  Net investment income/(loss)..............................          (0.02)
  Net realized/unrealized gains/(losses) on investments and
     options................................................           0.25
     Total from investment activities.......................           0.23
DISTRIBUTIONS:
  From net investment income................................             --(d)
  From net realized gains...................................          (0.04)
  Total distributions.......................................          (0.04)
CHANGE IN NET ASSET VALUE PER SHARE.........................           0.19
NET ASSET VALUE, END OF PERIOD..............................         $10.19
TOTAL RETURN................................................           2.32%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................         $4,795
  Ratio of expenses to average net assets...................           2.00%(a)
  Ratio of expenses to average net assets *.................           8.42%(a)
  Ratio of net investment loss to average net assets........          (0.27%)(a)
  Portfolio turnover rate...................................              0%(e)

---------------

(a) Annualized.

(b) Not annualized.

(c) For the period from March 1, 2005 (commencement of operations) through December 31, 2005.

(d) Amount is less than $0.005.

(e) Rate is less than 0.5%.

* During the period, certain fees were contractually reduced and/or reimbursed. If such contractual fee reductions and/or reimbursement had not occurred, the ratio would have been as indicated.

          STATEMENT OF ADDITIONAL INFORMATION AND SHAREHOLDER REPORTS

     The Fund's Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund and is considered part of this Prospectus. In addition, the Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. A copy of each of these documents may be obtained, without charge, by calling the Fund's toll-free telephone number 1-800-766-3960. Shareholder inquiries should be addressed to:

                          Free Enterprise Action Fund
                                P.O. Box 182490
                            Columbus, OH 43218-2490

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-766-3960
BY MAIL -- Write to:
  Free Enterprise Action Fund
  P.O. Box 182490
  Columbus, OH 43218-2490

ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

     SEC:  On the EDGAR Database at http://www.sec.gov

     ACTION FUND MANAGEMENT, LLC: http://www.freeenterpriseactionfund.com

You can review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0001.

Investment Company Act file no: 811-8644.

                           FREE ENTERPRISE ACTION FUND


                                P.O. Box 182490
                             Columbus, OH 43218-2490

                                 1-800-766-3960

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

This Statement of Additional Information ("SAI") describes an investment portfolio (the "Fund") of The Coventry Funds Trust (the "Trust"). The Fund is:

      -     Free Enterprise Action Fund

The Trust offers an indefinite number of transferable shares ("Shares") of the Fund.

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Fund, dated May 1, 2006 as supplemented from time to time. This SAI contains more detailed information than that set forth in a Prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by writing the Free Enterprise Action Fund at P.O. Box 182490, Columbus, Ohio 43218-2490, or by telephoning the toll free number set forth above.

The Prospectus describes the investment objective and certain investment policies and restrictions applicable to the Fund. The following is additional information for your consideration.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.........................................................            1
Additional Information on Portfolio Instruments............................................            1
Bank Obligations...........................................................................            1
Commercial Paper...........................................................................            1
Insurance Company Funding Agreements.......................................................            2
Variable Amount Master Demand Notes........................................................            2
Variable and Floating Rate Notes and Bonds.................................................            2
Short-Term Obligations.....................................................................            3
Short-Term Trading.........................................................................            3
Foreign Investments........................................................................            3
Investment Companies.......................................................................            5
U.S. Government Obligations................................................................            5
Supranational Organizational Obligations...................................................            6
Options Trading............................................................................            6
When-Issued and Delayed-Delivery Securities................................................            8
Mortgage-Related and Asset-Backed Securities...............................................            8
Real Estate Investment Trusts..............................................................           10
Restricted Securities......................................................................           10
Lending of Portfolio Securities............................................................           11
Convertible Securities.....................................................................           11
Corporate Debt Securities..................................................................           12
High Yield Securities......................................................................           13
Repurchase Agreements......................................................................           14
Reverse Repurchase Agreements and Dollar Roll Agreements...................................           14
Futures Contracts..........................................................................           14
Foreign Currency Transactions..............................................................           15
Foreign Currency Options...................................................................           16
Foreign Currency Futures Transactions......................................................           16

INVESTMENT RESTRICTIONS....................................................................           17
Disclosure of Portfolio Holdings...........................................................           18
Portfolio Turnover.........................................................................           19

NET ASSET VALUE............................................................................           19
Valuation of the Fund......................................................................           19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................           20

                                      -i-

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                               TABLE OF CONTENTS
                                  (continued)

                                                                                                     PAGE
MANAGEMENT OF THE TRUST....................................................................           21
Management Information.....................................................................           21
Board of Trustees..........................................................................           23
Trustee Compensation.......................................................................           25
Investment Adviser.........................................................................           26
Investment Sub-Adviser.....................................................................           27
Board Consideration of Advisory and Sub-Advisory Arrangements..............................           28
Proxy Voting Policies and Procedures.......................................................           30
Portfolio Transactions.....................................................................           31
Administrator..............................................................................           33
Expenses...................................................................................           34
Distributor................................................................................           34
Custodians, Transfer Agent and Fund Accounting Services....................................           34
Independent Registered Public Accounting Firm..............................................           35
Legal Counsel..............................................................................           35
Code of Ethics.............................................................................           35
ADDITIONAL INFORMATION.....................................................................           35
Description of Shares......................................................................           35
Vote of a Majority of the Outstanding Shares...............................................           36
Principal Shareholders.....................................................................           37
Shareholder and Trustee Liability..........................................................           37
Additional Tax Information.................................................................           37
Performance Information....................................................................           45
Miscellaneous..............................................................................           46

FINANCIAL STATEMENTS.......................................................................           47

APPENDIX...................................................................................            i
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                                      -ii-


The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about one of the Trust's diversified portfolios, the Free Enterprise Action Fund, which is advised by Action Fund Management, LLC ("AFM" or the "Adviser"), with Thinkorswim Advisors, Inc. ("TOS" or the "Sub-Adviser") serving as sub-adviser.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in the Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Bank Obligations. The Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

The Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by a nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Service ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Insurance Company Funding Agreements. The Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund may invest an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will only purchase a Funding Agreement (i) when the Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, as amended, ("1940 Act"), of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not liquid, will not exceed 15% of the Fund's net assets.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable amount master demand note shall not exceed seven days.

Variable and Floating Rate Notes and Bonds. The Fund may acquire variable and floating rate notes and bonds, subject to the Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value." A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Adviser or Sub-Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

For purposes of the Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

Short-Term Obligations. The Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Such investments will be limited to those obligations which, at the time of purchase (i) possess one of the two highest short-term ratings from NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to rated instruments eligible for purchase. For temporary defensive purposes, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Short-Term Trading. In order to generate income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income in order to take advantage of what the Adviser or Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.

Foreign Investments. The Fund may invest in foreign securities through the purchase of American Depositary Receipts ("ADRs") or the purchase of securities on domestic or foreign securities exchanges.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to Shareholders of the Fund investing in foreign markets. In addition, although the Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Investment Companies. The Fund may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in other types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of the Fund.

U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when AFM, or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

Supranational Organizational Obligations. The Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Options Trading. The Fund may purchase put and call options on securities. The Fund may also engage in writing covered call options (options on securities or currencies owned by the Fund). A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at their closing mid-price. Mid-price is the average of the sum of the closing bid and closing ask prices.

When a portfolio security or currency subject to a call option is sold, the Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Fund will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

The Fund may write only covered call options. This means that the Fund will only write a call option on a security which it already owns. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Once the decision to write a call option has been made Adviser or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may purchase put options from time to time. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the opinion of AFM or TOC, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Fund may sell securities on a "forward commitment" basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received.

When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of its commitment. It may be expected that the Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's total assets.

When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may invest in Collateralized Mortgage Obligation ("CMOs"). CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund which agrees that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. The Adviser or the Sub-Adviser has been delegated the day-to-day authority to determine whether a particular issue of Section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser or the Sub-Adviser may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending of Portfolio Securities. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Fund does not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, it could experience delays in recovering its securities and possible capital losses. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit the Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

There is no lower limit with respect to rating categories for convertible securities in which the Fund may invest. Corporate debt obligations are "investment grade" if they are rated "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, are determined to be of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser or Sub-Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Adviser or Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or Sub-Adviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Corporate Debt Securities. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Adviser or the Sub-Adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which the value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced. Neither event will require a sale of such security. However, the Adviser and the Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

High Yield Securities. The Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated securities provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments as well as investor perceptions of the issuer's credit quality. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates and assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed income securities generally rise when interest rates fall.

Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that the Adviser or the Sub-Adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with the Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

Futures Contracts. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures contracts in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require the Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. The Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Fund, the Adviser and the Sub-Adviser, the Fund, the Adviser and the Sub-Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund's exemption filing with respect to their use of futures contracts are no longer applicable.

Foreign Currency Transactions. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Foreign Currency Options. A foreign currency option provides the Fund with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

                             INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Fund may be changed by the Board of Trustees without shareholder approval.

The Fund will not:

      1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

      2. Borrow money or issue senior securities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

      3. Make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

      4. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

      5. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and

      6. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restrictions are not fundamental policies and therefore may be changed without the vote of a majority of the outstanding Shares of the Fund. Except as provided in the fundamental polices described above, the Fund may not purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's

Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the Fund's portfolio holdings. The Fund's service providers, to which the Fund may disclose non-public information about its portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Fund's Board of Trustees has adopted formal procedures governing compliance with these policies.

The Fund, or their duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of the Fund's portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund, before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Fund nor its service providers received any compensation from such services and departments. Subject to such departures as the Fund's chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and the CCO may authorize disclosure of the portfolio securities holdings of the Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of the Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Fund's securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund's shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policy and any applicable confidentiality agreement.

PORTFOLIO TURNOVER

Changes may be made in the Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares and by requirements which enable the Fund to receive certain favorable tax treatments. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions.

The Fund will be managed without regard to its portfolio turnover rate.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                                 NET ASSET VALUE

The net asset value of the Fund is determined and the Shares of the Fund are priced as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated:
New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

VALUATION OF THE FUND

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of the Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Fund is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

The Fund reserves the right to discontinue offering Shares at any time, or to cease operations entirely.

                             MANAGEMENT OF THE TRUST

MANAGEMENT INFORMATION

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                  TERM OF           PRINCIPAL            IN FUND
                               POSITION(S)       OFFICE AND       OCCUPATION(S)          COMPLEX
   NAME, ADDRESS, AND           HELD WITH         LENGTH OF       DURING PAST 5          OVERSEEN           OTHER TRUSTEESHIPS
     DATE OF BIRTH                TRUST          TIME SERVED          YEARS             BY TRUSTEE            HELD BY TRUSTEE*
--------------------------     -----------     ----------------   --------------        -----------      -------------------------
NON-INTERESTED TRUSTEES

James H. Woodward                Trustee        Indefinite;       Chancellor,               23            The Coventry Group
9201 University City Blvd.                      4/97 to present   University of
Charlotte, NC 28223                                               North Carolina
Date of Birth:  11/24/1939                                        at Charlotte --
                                                                  7/89 to present

Michael Van Buskirk              Trustee        Indefinite;       Chief Executive           23            The Coventry Group
3435 Stelzer Road                and Chairman   4/97 to present   Officer, Ohio
Columbus, OH 43219               of the Board                     Bankers Assoc.
Date of Birth:  2/22/1947                                         (industry trade
                                                                  association)
                                                                  -- 5/91 to
                                                                  present

Maurice Stark                    Trustee        Indefinite;       Consultant,               23            The Coventry Group
7662 Cloister Drive                             3/04 to present   (part-time)
Columbus, OH 43235                                                Battelle
Date of Birth: 9/23/1935                                          Memorial
                                                                  Institute --
                                                                  1/95 to present

Diane E. Armstrong(1)            Trustee        Indefinite;       Principal of              23            The Coventry Group
3435 Stelzer Road                               3/06 to present   King Dodson
Columbus, OH  43219                                               Armstrong
Date of Birth: 7/12/1964                                          Financial
                                                                  Advisors, Inc.-
                                                                  8/04 to present;

-----------
(1)   On March 22, 2006, Ms. Armstrong was elected to the Board of Trustees.

                                                                  Trustee of
                                                                  Financial
                                                                  Planning,
                                                                  Hamilton Capital
                                                                  Management -
                                                                  4/00 to 8/03
INTERESTED TRUSTEE

Walter B. Grimm(2)               Trustee        Indefinite;       Employee of               23           American Performance Funds
3435 Stelzer Road                               4/97 to present   BISYS Fund
Columbus, OH 43219                                                Services -- 6/92                       The Coventry Group
Date of Birth:  6/30/1945                                         to 9/05
                                                                                                         Legacy Funds Group

                                                                                                         Performance Funds Trust

                                                                                                         United American Cash
                                                                                                         Reserves

--------------------

*     Not reflected in prior column.

(2) Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, due to his prior employment with BISYS Fund Services, the Fund's distributor.

Executive Officers

                                                                                                 PRINCIPAL
   NAME, ADDRESS, AND           POSITION(S) HELD WITH         TERM OF OFFICE AND           OCCUPATION(S) DURING
     DATE OF BIRTH                      TRUST                LENGTH OF TIME SERVED             PAST 5 YEARS
-------------------------       -----------------------     -------------------------    -------------------------
R. Jeffrey Young                President                    Indefinite; 9/05 to          Employee of BISYS
3435 Stelzer Road                                            present                      Fund Services (10/93 to
Columbus, OH 43219                                                                        present).
Date of Birth: 8/22/1964

Alaina Metz                     Secretary                    Indefinite; 4/97 to          Employee of BISYS
3435 Stelzer Road                                            present                      Fund Services (6/95 to
Columbus, OH 43219                                                                        present).
Date of Birth: 4/4/1967

Rodney Ruehle                   Anti-Money                   Indefinite; 8/04 to          Employee of BISYS
3435 Stelzer Road               Laundering Officer           present                      Fund Services 8/95 to
Columbus, OH 43219              and Chief Compliance                                      present).
Date of Birth:                  Officer
4/26/1968

Aaron J. Masek                  Treasurer                    Indefinite; 12/05 to         Employee of BISYS
3435 Stelzer Road                                            present                      Fund Services (3/97 to
Columbus, OH 43219                                                                        present)
Date of Birth:
1/26/74

Chris Sabato                    Assistant Treasurer          Indefinite; 5/03 to          Employee of BISYS
3435 Stelzer Road                                            present                      Fund Services (2/93 to
Columbus, OH 43219                                                                        present).
Date of Birth: 12/15/1968

The officers of the Trust are "interested persons" (as defined in the 1940 Act) and receive no compensation directly from the Fund for performing the duties of their offices.

BOARD OF TRUSTEES

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Pierce, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meeting last year.

Nominating Committee

The Board of Trustees' Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund's investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the Trust. The Nominating Committee met one time during the fiscal year ended December 31, 2005.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2005.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED
                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF EQUITY                     TRUSTEE IN FAMILY OF INVESTMENT
  NAME OF TRUSTEE                 SECURITIES IN THE TRUST                              COMPANIES
-------------------               -----------------------                    ---------------------------------
James H. Woodward                          None                                          None
Michael Van Buskirk                        None                                          None
Diane E. Armstrong                         None                                          None
Walter B. Grimm                            None                                          None
Maurice Stark                              None                                          None

As of April 1, 2006, the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

                             NAME OF OWNERS AND
                              RELATIONSHIPS TO                          TITLE OF         VALUE OF         PERCENT OF
 NAME OF TRUSTEE                  TRUSTEE               COMPANY           CLASS         SECURITIES           CLASS
--------------------         ------------------         -------         --------        ----------        -----------
James H. Woodward                   None                 None              None            None             None
Michael Van Buskirk                 None                 None              None            None             None
Maurice Stark                       None                 None              None            None             None
Diane E. Armstrong                  None                 None              None            None             None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

         - the Fund;

         - an officer of the Fund;

         - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

         - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

         - the Adviser or principal underwriter of the Fund,

         - an officer of the Adviser or principal underwriter of the Fund;

         - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

         - an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

TRUSTEE COMPENSATION

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $750 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust:

                                                                                                  TOTAL COMPENSATION
                                  AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM FUNDS AND FUND
                             COMPENSATION FROM    BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX** PAID TO
 NAME OF PERSON, POSITION          FUNDS         PART OF FUND EXPENSES*       RETIREMENT               TRUSTEES
--------------------------   -----------------   -----------------------    -----------------    ---------------------
James H. Woodward, Trustee         $5,000                  -                       -                   $ 5,000

Michael Van Buskirk,
Trustee                            $5,000                  -                       -                   $21,000

Maurice Stark, Trustee             $5,000                  -                       -                   $21,000

Walter B. Grimm, Trustee           $1,250                  -                       -                   $ 1,250

Diane E. Armstrong,***                  -                  -                       -                   $16,000
Trustee

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consists of the Trust, The Coventry Group and the Fifth Third Funds.

***   Ms. Armstrong began serving as a Trustee effective March 22, 2006.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

INVESTMENT ADVISER

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives and restrictions, investment advisory services are provided to the Fund by AFM, 12309 Briarbush Lane, Potomac, Maryland 20854-1032 pursuant to an Investment Advisory Agreement dated March 1, 2005 (the "Investment Advisory Agreement").

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to the Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The

Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by AFM. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that AFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AFM or the Sub-Adviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Under the Investment Advisory Agreement, AFM has agreed to provide, either directly or through one or more sub-advisers, investment advisory services for the Fund as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, AFM is entitled to a fee of 1.25% of average daily net assets of the Fund, computed daily and paid monthly. For the fiscal year ended December 31, 2005, the Fund incurred investment advisory fees equal to $44,727, of which all was waived by AFM.

AFM contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2006 to the extent that expenses exceed 2.00%, and as of May 1, 2006, to the extent that expenses exceed 1.75% of the average daily net assets of the Fund. Under the terms of that agreement, AFM may request and receive reimbursement of the investment advisory fees waived and other expenses reimbursed by it at a later date not to exceed three years from the period ending April 30 in which they were taken. Such reimbursement shall be made monthly, but only if the operating expenses of the Fund are at an annualized rate less than the expense limit for the payments made through the period ended December 31. As of December 31, 2005, AFM waived and/or reimbursed $230,343.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Fund may include descriptions of AFM including, but not limited to, (i) descriptions of AFM's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to AFM's operations.

INVESTMENT SUB-ADVISER

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the Fund by TOS, 3304 N. Lincoln Ave., Chicago, Illinois 60657 pursuant to a sub-advisory agreement with TOS dated March 1, 2005. The agreement between AFM and a Sub-Adviser may be referred to as the "Sub-Advisory Agreement."

Under the Sub-Advisory Agreement with TOS, TOS has agreed to provide investment advisory services for the Fund as described in the Prospectus. For its services and expenses incurred under the Sub-Advisory Agreement, TOS is entitled to a fee payable by AFM. The fee is computed daily and paid monthly at an annual rate of 0.35% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AFM and TOS; provided that if AFM waives some or all of its investment advisory fee, TOS shall waive its fee so that it shall receive no more than seventy percent (70%) of the net investment advisory fee paid to AFM. For the fiscal year ended December 31, 2005, TOS was entitled to receive advisory fees of $12,519.

Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. A Sub-Advisory Agreement may be terminated with respect to the Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser or Sub-Adviser on 60 days' written notice. The Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the performance of its duties, except that the Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Adviser or Sub-Adviser may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Fund's Shares. Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

Portfolio Managers. Steven J. Milloy, Thomas J. Borelli, Tom Sosnoff and Kevin Siemiawski are jointly and primarily responsible for managing the Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund for which he or she serves as portfolio manager. As of December 31, 2005, information regarding these other accounts is set forth below.

                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                           ----------------------------    --------------------------------        --------------------------
  PORTFOLIO MANAGER          NUMBER       TOTAL ASSETS       NUMBER           TOTAL ASSETS         NUMBER        TOTAL ASSETS
---------------------      ---------      ------------     ---------          ------------         ------        -------------
Steven J. Milloy                 0              0               0                  0                  0               0

Thomas J. Borelli                0              0               0                  0                  0               0

Tom Sosnoff                      0              0               0                  0                 89            $26,023,415

Kevin Siemiawski                 0              0               0                  0                 17            $28,003,171

As of December 31, 2005, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                              ------------------------     --------------------------------        --------------------------
 PORTFOLIO MANAGER            NUMBER      TOTAL ASSETS       NUMBER           TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------------       ------      ------------     ---------          ------------         ------        ------------
Steven J. Milloy                 0              0               0                  0                  0               0

Thomas J. Borelli                0              0               0                  0                  0               0

Tom Sosnoff                      0              0               0                  0                  0               0

Kevin Siemiawski                 0              0               0                  0                  0               0

CONFLICTS OF INTERESTS:

ACTION

Action currently does not manage other registered investment companies, pooled investment vehicles and other investment vehicles.

TOS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. TOS has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

COMPENSATION.

AFM

The portfolio manager of Action is currently not compensated and there is no compensation structure in place.

TOS

Portfolio managers are compensated with a base salary and discretionary bonus based on the overall profitability of TOS Financial Group. Optional 401-K plans are available at the individual's choice. Portfolio managers participate in a stock option program at the discretion of the firms compensation committee. Options awards are not linked to any specific performance criteria.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in the Fund for which he or she serves as portfolio manager as of December 31, 2005, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

  PORTFOLIO MANAGER                                              DOLLAR RANGE
--------------------                                           -------------------
Steven J. Milloy                                                   $1-$10,000

Thomas J. Borelli                                              $100,000-$500,000

Tom Sosnoff                                                           None

Kevin Siemiawski                                                      None

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Fund. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of the Fund to the Adviser, which in turn delegated proxy voting authority for the Fund to the Sub-Adviser. Under this authority, the Adviser and Sub-Adviser are required to vote proxies related to the portfolio securities in the best interests of the Fund. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and the Sub-Adviser. The Proxy Voting Policies and Procedures also require the Adviser and the Sub-Adviser to report annually with respect to all proxies it has received for action. The report will show all proxies voted in a manner inconsistent with the Adviser's or the Sub-Adviser's Proxy Voting Policies and Procedures or not voted. With respect to proxies identified as involving a conflict of interest, the Adviser or the Sub-Adviser will submit a report indicating the nature of the conflict and how it was resolved.

The Adviser and Sub-Adviser have implemented written Proxy Policies and Procedures that describe how the Adviser or Sub-Adviser will vote proxies relating to certain proposals. The

Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Fund, as appropriate.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser or Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

Under the Adviser's Proxy Voting Policies and Procedures, the Adviser will vote proxies based solely with regard to the decisions impact on the stocks held in portfolios managed by the Adviser. The Adviser will not be responsible for proxies not received from the Custodian but will monitor whether the custodian is delivering proxy statements in a timely manner. Additionally, decisions with respect to voting proxies are in the discretion of the Adviser's portfolio manager. In some cases, the Adviser will determine whether it is appropriate to forward the proxy statement to the Sub-Adviser to be voted by the Sub-Adviser's portfolio manager. The Sub-Adviser will consult the Adviser when voting proxies.

If the Fund invests in other mutual funds that have specific screens disclosed in their registration statement, the Adviser will vote proxies consistent with these screens.

The Sub-Adviser will not have any authority to vote proxies relating to the portfolio securities held by the Fund.

Information on how the Fund voted proxies for the 12-month period ended June 30, 2005 is available without charge: (1) from the Fund, upon request by calling 1-800-766-3960 and (2) on the SEC's web site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

AFM and the Sub-Adviser determine, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers or dealers are to be eligible to execute the Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by AFM or the Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, AFM or the Sub-Adviser evaluates a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Fund are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to AFM or the Sub-Adviser may receive orders for transactions on behalf of the Trust. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps AFM or the Sub-Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, AFM or the Sub-Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of the Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in the Fund's relevant markets, or access to proprietary information about companies that are a majority of the Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by AFM or the Sub-Adviser and does not reduce the fees payable to AFM or the Sub-Adviser by the Trust. Such information may be useful to AFM or the Sub-Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to the Trust. While AFM or the Sub-Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from other portfolio, investment company or account managed by AFM or the Sub-Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which AFM or the Sub-Adviser believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. In making investment recommendations for the Trust, AFM or the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of AFM, the Sub-Adviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, AFM, the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the fiscal year ended December 31, 2005, the Fund paid aggregate brokerage commissions equal to $24,099. For the fiscal year ended December 31, 2005, AFM may have directed brokerage transactions to brokers because of research services provided ("research commission transactions"). For the Fund, $0 of commissions was paid on $0 of research commission transactions.

ADMINISTRATOR

BISYS Ohio (or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of the Fund (other than those performed by AFM under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodians). The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Fund and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by AFM under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the greater of (a) a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets, or (b) $45,000 or such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends. For the fiscal year ended December 31, 2005, the Fund incurred administration fees equal to $35,237, of which $0 was waived or reimbursed by BISYS Ohio.

The Administration Agreement is terminable with respect to the Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

EXPENSES

AFM, the Sub-Adviser and the Administrator bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Fund. The Fund will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

DISTRIBUTOR

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As distributor, BISYS acts as agent for the Fund in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Fund. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

The Huntington National Bank serves as custodian to the Trust with respect to the Fund pursuant to a Custody Agreement dated as of March 1, 2005. As custodian, its responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Fund pursuant to an agreement dated as of March 1, 2005. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with custodians, affirmation to custodians of portfolio trades and cash settlements, verification and reconciliation with custodians of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

BISYS Ohio receives an annual fee of $17,000, subject to certain per-Fund base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of the Fund's average daily net assets or $37,500.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 1100 Huntington Center, 41 South High Street Columbus, Ohio 43215 serves as the independent registered public accounting firm for the Fund. Its services comprise auditing the Fund's financial statement and preparing the Fund's federal tax return.

LEGAL COUNSEL

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

CODE OF ETHICS

The Trust, AFM, the Sub-Adviser and BISYS each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, AFM, the Sub-Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust that was organized on July 20, 1994. Prior to the date of this SAI, the Trust was named "Variable Insurance Funds." The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of the Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to the Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Fund's Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

PRINCIPAL SHAREHOLDERS

As of April 13, 2006, Arthur Dantchik owned 18.77%, William A. Dunn owned 18.77%, Thomas L Phillips owned 18.69%, Robert A. Levy LLC owned 18.64%, and Lewis E. Randall owned 5.39% of the outstanding Shares of the Fund and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

ADDITIONAL TAX INFORMATION

Set forth below is a discussion of U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund's shares. This discussion does not purport to be complete or deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, net income derived from interest in a publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of the fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Such dividends would generally be eligible to be treated as "qualified dividends" (see below). If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains in excess of its capital losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Except as described below, distributions generally are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. In addition, distributions of investment company taxable income may be eligible to be treated as qualified dividend income, as discussed below, and taxed at long-term capital gain rates if received by non-corporate shareholders. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains. The new law also provides for "qualified dividend income" to be taxed to non-corporate shareholders at individual long-term capital gain rates to the extent the Fund receives qualified dividend income. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, apply to each shareholder's investment in the applicable Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations." The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a RIC and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If the Fund is not eligible to make the election to "pass-through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as United States source income.

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on qualifying dividends.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (28% for 2006) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

Market Discount

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain ) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contacts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund and losses under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to the Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Under current tax law, certain hedging activities may cause a dividend that would otherwise be eligible for the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transaction that closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Section 988 Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on distributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distribution, or distributions made before the losses were realized would be recharacterized as a return of capital to a shareholder.

Passive Foreign Investment Companies

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets are assets that product passive (i.e., investment type income or are held for one production of passive income, or 75% or more of its gross income is passive income). Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on dispositions of that stock, plus interest, even if the Fund distributes this income as a dividend to its shareholders. If this tax is imposed on a Fund, the balance of the income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that the income is distributed to its shareholders.

If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject tot a tax on a portion of the excess distribution is treated as having been realized ratable over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of the Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distribution from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions and the sale of shares of a PFIC will not apply. In addition, another election may be available that would involve the marking to market of the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated at though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors.

Yields of the Fund are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. Yield should also be considered relative to changes in the value of the Fund's Shares and to the relative risks associated with the investment objective and policies of the Fund.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid. In addition, after-tax total return information will be included in the Fund's disclosure documents, and may be included in Fund promotional materials.

Performance information for the Fund may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc., the Russell 2000 Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today.

The Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

MISCELLANEOUS

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

                               FINANCIAL STATEMENT

Financial statement for the Trust with respect to the Fund, since the commencement of its operations through December 31, 2005, including notes thereto and the report of Ernst & Young LLP thereon dated February 10, 2006, are incorporated by reference from the Trust's 2005 Annual Reports filed on Form N-CSR. A copy of the report delivered with this SAI should be retained for future reference.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

         Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C
- lowest rated class of bonds, regarded as having extremely poor prospects.

         Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

         Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB
- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

         S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

         Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME - issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

         INVESTMENT GRADE RATINGS: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

         An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                       ii